UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2010

DIAS Holding Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51898	58-2451191
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16630 Southfield Road, Allen Park, Michigan		48101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(248)4612678

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On January 27, 2010, DIAS Holding Inc. ("DSHL") has received the resignation from former independent auditor UHY LLP. This resignation has been accepted by the board of directors of DSHL.

During the two most recent fiscal years and any subsequent interim period through the date of resignation, no disagreements with the former independent auditor were occurred between UHY LLP and DSHL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS Holding Inc.

September 21, 2010	By:	Hung-Lang Huang

Name: Hung-Lang Huang
Title: Chairman, Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

1	Agreement for statement from UHY LLP